Helping Build Boston—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Boston

36	$667.4M	$21.0M	$1.6B	4,232

Projects	HIT Investment	Building America	Total Development	Housing Units
	Amount	NMTC Allocation	Cost	Created or Preserved

12.9M	14,890	$1.2	$88.6M	$2.8B

Hours of Union	Total Jobs Across	Total Wages	State and Local Tax	Total Economic
Construction Work	Industries	and Benefits	Revenue Generated	Impact

PROJECT PROFILE:	PROJECT PROFILE:
COTE VILLAGE	OLD COLONY PHASE THREE C
The HIT provided $20.1 million in financing for the $49.0 million new construction of the 76-unit, all affordable, Cote Village apartments, creating an estimated 415,960 hours of union construction work.	The HIT provided $36.4 million in financing for the $26.5 million new construction of the 55-unit, all affordable, Old Colony Phase Three C project, creating an estimated 198,030 hours of union constuction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Helping Build Boston—The Union Way	SEPTEMBER 2020

Horizons Watermark (Building America)	Maverick Landing	95 Saint Alphonsus Street

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in ourselves while addressing a critical community need.”

—Brian Doherty, Secretary-Treasurer

    Building and Construction Trades Council of Metropolitan Boston

HIGHLIGHTS OF BOSTON INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Cote Village	Boston	$20,116,000	$49,049,428	415,960
Dudley Municipal Center	Boston	$7,500,000	$115,853,503	1,222,940
Franklin Square Apartments	Boston	$47,330,000	$75,462,270	158,980
Georgetowne Homes One	Boston	$45,456,000	$123,637,753	505,480
Georgetowne Homes Two	Boston	$70,392,000	$201,565,948	805,100
Horizons Watermark	Boston	$8,000,000	$62,076,217	455,850
Old Colony Phase Two A	Boston	$12,435,000	$22,211,272	211,980
Old Colony Phase Two B	Boston	$21,050,000	$39,236,796	377,070
Old Colony Phase Three A	Boston	$47,880,000	$64,040,973	511,510
Old Colony Phase Three B	Boston	$42,449,000	$61,054,733	486,320
Old Colony Phase Three C	Boston	$36,430,000	$26,506,507	198,030

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2020. Economic impact data is in 2019 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com